UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2014

WFRBS Commercial Mortgage Trust 2014-C22
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
RBS Financial Products Inc.
Rialto Mortgage Finance, LLC
Liberty Island Group I LLC
NCB, FSB
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC

Walker & Dunlop Commercial Property Funding I WF, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-01	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 29, 2014, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2014 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, of the WFRBS Commercial Mortgage Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2013-C18 (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc. as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 5, 2014, between the Registrant, Wells Fargo Bank, National Association, and the Underwriters.

On September 29, 2014, the Class X-C, Class X-D, Class X-E, Class X-Y, Class D, Class E, Class F, Class G, Class R and Class V Certificates (collectively, the “Privately Offered Certificates”) were sold to Wells Fargo Securities, LLC, RBS Securities Inc. and Citigroup Global Markets Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of September 5, 2014, between the Registrant, Wells Fargo Bank, National Association, and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2014-C22, a common law trust fund formed on September 29, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are one hundred twenty-nine (129) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, RBS Financial Products Inc., Rialto Mortgage Finance, LLC, Liberty Island Group I LLC, NCB, FSB, C-III Commercial Mortgage LLC, Basis Real Estate Capital II, LLC and Walker & Dunlop Commercial Property Funding I WF, LLC.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits:

5.1           Legality Opinion of Sidley Austin LLP, dated September 29, 2014.

8.1           Tax Opinion of Sidley Austin LLP, dated September 29, 2014 (included as part of Exhibit 5.1).

23.1         Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Matthew Orrino
Name: Matthew Orrino Title: Director

Dated:  September 29, 2014

Exhibit Index

Exhibit No.	Description

5.1	Legality Opinion of Sidley Austin LLP, dated September 29, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated September 29, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).